Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with the Quarterly Report on Form 10-Q of Carmike Cinemas, Inc. (the “Corporation”) for the period ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, the President, Chief Executive Officer and Chairman of the Board of Directors of the Corporation, certifies that:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Michael W. Patrick
Michael W. Patrick
President, Chief Executive Officer and
Chairman of the Board of Directors
(Principal Executive Officer)
August 9, 2005